Exhibit 21


              SUBSIDIARIES OF CROMPTON CORPORATION - 2002


                            Percentage of
                            Voting Securities
                            Owned Directly or     State or
                            Indirectly by         Country of
                            Crompton Corporation  Organization


9056-0921 Quebec Inc.               100.0         Canada
Agro ST Inc.                         50.0         Delaware
Assured Insurance Company           100.0         Vermont
Baxenden Chemicals Limited           53.5         England
Baxenden Scandinavia A.S.            53.5         Denmark
CK Witco Specialties Thailand       100.0         Thailand
 Limited
CNK Chemical Realty Corporation     100.0         Pennsylvania
Crompton & Knowles of Canada        100.0         Canada
 Limited
Crompton & Knowles Receivables      100.0         Delaware
 Corporation
Crompton (Uniroyal Chemical)        100.0         England
 Registrations Limited
Crompton Agribusiness Pty. Limited  100.0         Australia
Crompton B.V.                       100.0         The Netherlands
Crompton Chemical (Pty) Limited     100.0         South Africa
Crompton Chemical S.r.l.            100.0         Italy
Crompton Chemicals B.V.             100.0         The Netherlands
Crompton Chimica S.r.l.             100.0         Italy
Crompton Co./Cie                    100.0         Canada
Crompton Colors Incorporated        100.0         Delaware
Crompton Corporation Limitada       100.0         Chile
Crompton Corporation S.A. de C.V.   100.0         Mexico
Crompton de Colombia Limitada       100.0         Colombia
Crompton Espana S.L.                100.0         Spain
Crompton Europe B.V.                100.0         The Netherlands
Crompton Europe Financial           100.0         Delaware
 Services Company
Crompton Europe Limited             100.0         Scotland
Crompton European Holdings B.V.     100.0         The Netherlands
Crompton Financial Holdings         100.0         Ireland
Crompton GmbH                       100.0         Germany
Crompton Grand Banks Inc.           100.0         Canada
Crompton Holding Corporation        100.0         Delaware
Crompton Holding S.A de C.V.        100.0         Mexico
Crompton Holdings B.V.              100.0         The Netherlands
Crompton Holdings GmbH              100.0         Germany
Crompton Inc.                       100.0         Korea
Crompton Inc.                       100.0         Philippines
Crompton International Corporation  100.0         New Jersey
Crompton International Sales        100.0         Barbados
 Corporation
Crompton Investments S.A.S.         100.0         France
Crompton Limited                    100.0         Japan
Crompton Limitada                   100.0         Brazil
Crompton LLC                        100.0         Delaware
Crompton Monochem, Inc.             100.0         Louisiana
Crompton N.V.                       100.0         Belgium
Crompton Netherlands B.V.           100.0         The Netherlands
Crompton Overseas B.V.              100.0         The Netherlands
Crompton Quimica S.A.C.I            100.0         Argentina
Crompton S.A.                       100.0         France
Crompton S.A.                       100.0         Switzerland
Crompton S.r.l.                     100.0         Italy
Crompton Sales Company, Inc.        100.0         Delaware
Crompton Services B.V.B.A.          100.0         Belgium
Crompton Servicios S.A. de C.V.     100.0         Mexico
Crompton Specialties Asia           100.0         Singapore
 Pacific Pte. Limited
Crompton Specialties GmbH           100.0         Germany
Crompton Specialties Holding        100.0         China-Hong Kong
 Company Limited
Crompton Specialties Limited        100.0         China-Hong Kong
Crompton Specialties Limited        100.0         Taiwan
Crompton Specialties Limited         92.0         Thailand
Crompton Specialties Nanjing        100.0         China-PRC
 Company Limited
Crompton Specialties Pte.           100.0         Singapore
 Limited
Crompton Specialties Pty.           100.0         Australia
 Limited
Crompton Specialties S.A.           100.0         Ecuador
Crompton Specialties S.r.l.         100.0         Italy
Crompton Specialties Sdn. Bhd.      100.0         Malaysia
Crompton Specialties Shanghai       100.0         China-PRC
 Company Limited
Crompton Technology B.V.            100.0         The Netherlands
Crompton Vinyl Additives GmbH       100.0         Germany
Crompton-CNCCC Danyang Chemical      85.0         China-PRC
 Company Limited
D-S Brookes Limited                 100.0         England
Davis-Standard (Deutschland) GmbH   100.0         Germany
Davis-Standard Corporation          100.0         Delaware
Davis-Standard France S.A.R.L.       99.0         France
Davis-Standard GmbH                 100.0         Germany
Davis-Standard Limited              100.0         England
Enenco, Incorporated                 50.0         New York
Fasting Jonk N.V.                   100.0         The Netherlands
Firma W/K Witco EPA                  50.0         The Netherlands
GT Seed International Company       100.0         Texas
GT Seed Treatment, Inc.             100.0         Minnesota
Gustafson LLC                        50.0         Delaware
Gustafson Partnership                50.0         Canada
Handelsmaatschappij Camphina N.V.   100.0         The Netherlands
Herdillia Unimers Limited             8.0         India
Industrias Gustafson S.A. de C.V.    50.0         Mexico
Isofoam Limited                      53.5         England
Jonk B.V.                           100.0         The Netherlands
Kem Manufacturing Corporation       100.0         Georgia
Kunstoff und Maschinenbau GmbH      100.0         Austria
Lucia Kaarsen Fabriek N.V.          100.0         The Netherlands
Monochem, Inc.                      100.0         Louisiana
Nanjing Crompton Shuguang            85.0         China-PRC
 Organosilicon Specialties Co., Ltd.
Naugatuck Treatment Company         100.0         Connecticut
Nerap Expeditie B.V.                100.0         The Netherlands
NPC Services, Inc.                   12.75        Louisiana
Orchem (Proprietary) Limited         30.0         South Africa
PT Crompton Indonesia               100.0         Indonesia
Rubicon Inc.                         50.0         Louisiana
Trace Chemicals LLC                  50.0         Delaware
Unicorb Limited                     100.0         England
Uniroyal Chemical Asia              100.0         Singapore
 Pte. Limited
Uniroyal Chemical Company, Inc.     100.0         Delaware
Uniroyal Chemical Company, Inc.     100.0         New Jersey
Uniroyal Chemical Company Limited   100.0         Bahamas
Uniroyal Chemical Company Limited   100.0         Delaware
 (Delaware)
Uniroyal Chemical Export Limited    100.0         Delaware
Uniroyal Chemical Leasing Company,  100.0         Delaware
 Inc.
Uniroyal Chemical Mexico S.A.       100.0         Mexico
 de C.V.
Uniroyal Chemical S.A               100.0         Spain
Uniroyal Chemical S.A.R.L.          100.0         Switzerland
Uniroyal Chemical Taiwan Limited     80.0         Taiwan
Weber City Road LLC                 100.0         Louisiana
Witco Australia Pty. Limited        100.0         Australia
Witco Corporation UK Limited        100.0         England
Witco Europe Investment Partners    100.0         Delaware
Witco Investment Holdings B.V.      100.0         The Netherlands
Witco Investments B.V.              100.0         The Netherlands
Witco Ireland Investment Company    100.0         Ireland
 Limited
Witco Polymers and Resins B.V.      100.0         The Netherlands
Witco Warmtekracht B.V.             100.0         The Netherlands